Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

(RISR)	FolioBeyond Rising Rates ETF
Listed on NYSE Arca, Inc.

April 28, 2023

Supplement to the

Summary Prospectus, Prospectus, and Statement of Additional Information (SAI),

each dated November 28, 2022

Effective on or about June 26, 2023, the name of the FolioBeyond Rising Rates ETF (the “Fund”) will be changed to the FolioBeyond Alternative Income and Interest Rate Hedge ETF.

Effective on the same date, the Fund’s principal investment strategies will be supplemented to explain that the Fund considers investments in interest-only mortgage-backed securities (“MBS IOs”) as providing “alternative income” because they are not traditional fixed income securities (e.g., corporate bonds or municipal bonds) and, unlike traditional fixed income securities, the holders of MBS IOs are not entitled to receive any principal payments.

In addition, the Fund will adhere to the following policy restriction which will be added to the Fund’s prospectus and SAI:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in income producing fixed income securities. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon approval of the Tidal ETF Trust’s Board of Trustees and 60 days’ written notice to shareholders.

Please retain this Supplement for future reference.

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